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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                              (Amendment Number 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2003

                                Verticalnet, Inc.
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               (Exact name of Registrant as Specified in Charter)


        Pennsylvania                     000-25269                23-2815834
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

400 Chester Field Parkway, Malvern, PA                             19355
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(Address of principal executive offices)                          Zip Code



          Registrant's telephone, including area code: 610-240-0600
                                                       -------------------------

                  300 Chester Field Parkway, Malvern, PA 19355
         (Former name and former address, if changed since last report)
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The undersigned Registrant hereby amends the following item of its Current
Report on Form 8-K filed March 10, 2003, for the event dated March 4, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

     On March 4, 2003, Verticalnet, Inc. ("Verticalnet") issued a press release setting forth Verticalnet's financial information for the quarter and the year ended December 31, 2002. Footnote 10 of the Consolidated Financial Statements attached to the Press Release contained a statement to the effect that the registrant intended to file corrected reports by amending the registrant's quarterly reports on Forms 10-Q for the periods ended March 31, 2002, June 30, 2002 and September 30, 2002 prior to the filing of the registrant's Form 10-K for the year ended December 31, 2002. The registrant has now determined that instead it will set forth such corrections, as previously reported in this Current Report on Form 8-K, as originally filed March 10, 2003, in the registrant's Form 10-K for the year ended December 31, 2002.

A copy of Verticalnet's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

     (b)  Exhibits.

          99.1 Press Release dated March 4, 2003, issued by Verticalnet, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VERTICALNET, INC.

Date:    March 31, 2003            By:  /s/Gene S. Godick
                                        ----------------------------------------
                                        Name:    Gene S. Godick
                                        Title:   EVP and Chief Financial Officer

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                                  EXHIBIT INDEX

               Exhibit No.      Description of Exhibit
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          99.1    Press Release dated March 4, 2003, issued by Verticalnet, Inc.